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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street, Rochester, New York	14650
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 724-4000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On October 12, 2012, Eastman Kodak Company (the “Company”) furnished a Current Report on Form 8-K to report its readiness to begin discussions with certain key creditor groups on a plan of reorganization, and to disclose certain forward-looking information showing its cash flow forecast and financial projections for the Company’s Commercial Imaging businesses (the “Original Form 8-K”).  The Company is filing this Amendment No. 1 to amend the disclosure item number of the disclosure provided under Item 8.01 of the Original Form 8-K, to Item 7.01, as the financial information referenced therein is information covered by Regulation FD.

This Amendment No. 1 also supplements the disclosure provided in the Original Form 8-K, as detailed below.

Item 7.01	Regulation FD Disclosure

As announced on October 12, 2012, the Company is now ready to begin discussions on a plan of reorganization with certain key creditor groups.

An important next step in that process involves discussions over the next 30 days on issues such as case financing that may provide the basis for exit financing, extending the exclusivity period under Chapter 11, and the structure of the Company’s plan of reorganization. Specifically, the Company will engage in negotiations with representatives and holders of the Company’s second lien debt, the unsecured creditors committee, and representatives of the Company’s UK subsidiary’s pension fund to resolve claims and other issues to support a consensual plan of reorganization.

Some of these key constituencies are subject to confidentiality agreements and receive material non-public information as part of their interaction with the Company and its advisors, while others are not subject to such confidentiality agreements in order that they may continue trading in the Company’s bonds (the “Unrestricted Creditors”). In order to enable further discussions and negotiations with Unrestricted Creditors, the Company publicly disclosed on October 12 certain forward-looking information showing the Company’s cash forecast and financial projections for Kodak’s Commercial Imaging business, the foundation of the Company’s emergence plan. The Company is now supplementing that information with (a) comparable actual performance data for U.S. cash flow for July 2012 and August 2012 and (b) pro forma projections for the second half of 2012.  This information is included in the schedules attached as Exhibit 99.1, which are also being made available on the Company's investor website:

http://investor.kodak.com/common/download/download.cfm?companyid=EK&fileid=605556&filekey=1b3cbbb5-75d6-4847-8ec4-eaab726198b2&filename=Bondholder_Disclosure_October_2012_Supplemental.pdf

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Supplemental Cash Flow Forecast and Financial Projections

CAUTIONARY STATEMENT PURSUANT TO SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
This report on Form 8-K, including the exhibits attached hereto, includes “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company's plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, liquidity, financing needs, business trends, and other information that is not historical information. When used in this report on Form 8-K, including the exhibits attached hereto, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “predicts,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, management's examination of historical operating trends and data are based upon the Company's expectations and various assumptions. Future events or results may differ from those anticipated or expressed in these forward-looking statements. Important factors that could cause actual events or results to differ materially from these forward-looking statements include, among others, the risks and uncertainties described in more detail in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, and June 30, 2012, under the headings “Business,” “Risk Factors,” and “Management's Discussion and Analysis of Financial Condition and Results of Operations–Liquidity and Capital Resources,” and those described in filings made by the Company with the U.S. Bankruptcy Court for the Southern District of New York and in other filings the Company makes with the SEC from time to time, as well as the following:  the Company’s ability to successfully emerge from Chapter 11 as a profitable sustainable company; the ability of the Company and its subsidiaries to develop, secure approval of and consummate one or more plans of reorganization with respect to the Chapter 11 cases; the Company’s ability to improve its operating structure, financial results and profitability; the ability of the Company to achieve cash forecasts, financial projections, and projected growth; our ability to raise sufficient proceeds from the sale of businesses and non-core assets; the businesses the Company expects to emerge from Chapter 11; the ability of the company to discontinue certain businesses or operations; the ability of the Company to continue as a going concern; the Company’s ability to comply with the Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) covenants in its Debtor-in-Possession Credit Agreement; our ability to obtain additional financing; the potential adverse effects of the Chapter 11 proceedings on the Company's liquidity, results of operations, brand or business prospects; the monetization of our digital imaging patent portfolio; the outcome of our intellectual property patent litigation matters; the Company's ability to generate or raise cash and maintain a cash balance sufficient to comply with the minimum liquidity covenants in its Debtor-in-Possession Credit Agreement and to fund continued investments, capital needs, restructuring payments and service its debt; our ability to fairly resolve legacy liabilities; the resolution of claims against the company; our ability to retain key executives, managers and employees; our ability to maintain product reliability and quality and growth in relevant markets; our ability to effectively anticipate technology trends and develop and market new products, solutions and technologies; and the impact of the global economic environment on the Company. There may be other factors that may cause the Company's actual results to differ materially from the forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf apply only as of the date of this report on Form 8-K, including the exhibits attached hereto, and are expressly qualified in their entirety by the cautionary statements included in this report. The Company undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/ Rebecca A. Roof
Rebecca A. Roof
Interim Chief Financial Officer

Date:	October 16, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Cash Flow Forecast and Financial Projections